SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  June _, 2006

                                UC HUB GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                      001-15665                  88-0389393
(State of Incorporation)     (Commission File Number)       (IRS Employer ID)


                            285 E. Warm Springs Road
                             Las Vegas, Nevada 89119
                    (Address of principle executive offices)

                                 (702) 791-7030
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     Pursuant to a Securities Purchase Agreement, dated as of June 6, 2006 (the "Securities Purchase Agreement"), UC Hub Group Inc. (the "Company") sold an Original Issue Discount Self-Liquidating Convertible Debenture having a principal amount of $378,000 (the "Debenture').

     The Debenture was sold for $350,000. Except to pay off certain liabilities of the Company totaling approximately $327,000, the proceeds of the offering will be used for working capital purposes.

     The Debenture does not bear interest. The principal sum of the Debenture must be paid by June 7, 2008 and is convertible into 7,560,000 shares of the Company's common stock, at the Purchasers' option, at a conversion price equal to $0.05 per share (subject to adjustment as provided in the Debenture). On the fist of each month commencing on the first date following the earlier of (a) 30 calendar days following the Effective Date and (b) 180 Calendar days following the Closing Date (as defined in the Securities Purchase Agreement) and terminating upon the full redemption of the Debenture, the Company shall redeem an amount equal to the sum of $21,000 in principal amount of the Debenture and all liquidated damages and other amounts owed to the holder of the Debenture.

     The full principal amount of the Debenture is due upon a default under the terms of the Debenture. In the event that the Company breaches any representation or warranty in the Securities Purchase Agreement, the outstanding principal amount of the Debenture, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder's election, immediately due and payable in cash at the Mandatory Default Amount (as defined in the Debenture).

     In connection with the sale of the Debenture, the Company also issued (i) a warrant to purchase 7,560,000 shares of the Company's common stock at a purchase price of $.075 per share, subject to adjustment as provided for in the warrant and a term of exercise of two years from June 7, 2006 (the "Initial Exercise Date") and (ii) a warrant to purchase 7,560,000 shares of the Company's common stock at a purchase price of $.05 per share, subject to adjustment as provided in the warrant, and a term commencing on Initial Exercise Date and terminating on the earlier of (a) 180 days following the date the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement executed in connection with the execution of the Securities Purchase Agreement is declared effective by the Securities and Exchange Commission and (b) the two year anniversary of the Initial Exercise Date. The Warrants on a cashless basis if at any time after one year from the date of issuance of the warrant there is no effective registration statement registering or no current prospectus available for, the resale of the shares of common stock underlying the warrant. In the event the purchaser exercises the warrants on a cashless basis, then the Company will not receive any proceeds.

     In addition, the conversion price of the Debenture and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the selling stockholder's position.

     The Company is required to file a registration statement with the Securities and Exchange Commission within 30 days of Closing Date (as defined in the Securities Purchase Agreement), which will include 150% of the common stock underlying the Debentue, and the warrant, any additional shares issuable in connection with any anti-dilution provisions in the note or the warrants and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

     The holder of the Debenture and the warrants many not to convert the Debenture or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise exceeds 4.9% of the then issued and outstanding shares of common stock. This limitation may be waived by the holder of the Debenture or warrants upon not less than 61 days' prior notice to the Company, to change the beneficial ownership limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this note or the exercise of the warrants. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the beneficial ownership limitation may not be further waived by the holder of the notes or warrants.


ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

     The discusses above in Item 1.01 are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company


ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     The Debenture and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.


ITEM  9.01  EXHIBITS.

EXHIBIT
NUMBER                                         DESCRIPTION
---------------------------------------------------------------------------------------------
10.1     Securities Purchase Agreement,

10.2     Original Issue Discount Self-Liquidating Convertible Debenture due June 7, 2008

10.3     Common Stock Purchase Warrant to Purchase 7,560,000 Shares of Common Stock of UC Hub
         Group Inc. at $.75 per share.

10.4     Common Stock Purchase Warrant to Purchase 7,560,000 Shares of Common Stock of UC Hub
         Group Inc. at $.05 per share.

10.5     Registration Rights Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UC Hub Group Inc.


Date: July 13, 2006                    By:   /s/  Larry Wilcox
                                           ------------------------------
                                                  Larry Wilcox
                                             Chief Executive Officer